                                                                    Exhibit 10.8

                              TENTH AMENDMENT TO
                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------

     THIS DOCUMENT is entered into as of June 30, 1999, between MATRIX FINANCIAL SERVICES CORPORATION, an Arizona corporation ("Borrower"), the Lenders listed on the signature page below, and BANK ONE, TEXAS, N.A., as Agent for Lenders (in that capacity "Agent").

     Borrower, Lenders, and Agent have entered into the Amended and Restated Loan Agreement (as renewed, extended, amended, or restated, the "Loan Agreement") dated as of January 31, 1997, providing for loans to Borrower both on a revolving and a term basis. Borrower, Agent, and Lenders have agreed, upon the following terms and conditions, to extend the termination of the Loan Agreement as described in Paragraph 2 below.

     Accordingly, for adequate and sufficient consideration, Borrower, Lenders, and Agent agree as follows:

     1.  TERMS AND REFERENCES.  Unless otherwise stated in this document (A)
     --  --------------------
terms defined in the Loan Agreement have the same meanings when used in this document and (B) all references to "Sections," "Schedules," and "Exhibits" are to the Loan Agreement's sections, schedules, and exhibits.

     2.  AMENDMENTS.  The following definitions in Section 1.1 of the Loan
     --  ----------
Agreement are entirely amended as follows:

         "Tranche B-Stated-Termination Date" means the earlier of either (a) July 30, 1999, or (b) the 30th calendar day after the calendar day that at least $31,500,000 of Tranche B is outstanding at any one time.

         "Warehouse-Stated-Termination Date" means July 30, 1999.

     3.  CONDITIONS PRECEDENT.  Notwithstanding any contrary provision, the
     --  --------------------
foregoing paragraphs in this document are not effective unless and until (A) the representations and warranties in this document are true and correct and (B) Agent receives counterparts of this document executed by each party on the signature pages of this document.

     4.  RATIFICATIONS.  To induce Agent and Lenders to enter into this
     --  -------------
document, Borrower (A) ratifies and confirms all provisions of the Loan Documents as amended by this document, (B) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent and Lenders under the Loan Documents (as they may have been renewed, extended, and amended) are not released, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (C) agrees to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional documents, and certificates as Agent or any Lender may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

     5.  REPRESENTATIONS.  To induce Agent and Lenders to enter into this
     --  ---------------
document, Borrower represents and warrants to Agent and Lenders that as of the date of this document (A) Borrower has all requisite authority and power to execute, deliver, and perform its obligations under this document, which execution, delivery, and performance have been duly authorized by all necessary corporate action, require no action by or filing with any Tribunal, do not violate its corporate charter or bylaws, or (except where not a Material-Adverse Event) violate any Law applicable to it or any material agreement to which it or its assets are bound, (B) upon execution and delivery by all parties to it, this document will constitute Borrower's legal and binding obligation, enforceable against it in accordance with their respective terms except as that enforceability may be limited by Debtor Laws and general principles of equity,
(C) all other representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that

                                                                 Tenth Amendment
                                                                 ---------------

(1) any of them speak to a different specific date or (2) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Loan Agreement, and (D) no Material-Adverse Event, Default, or Potential Default exists.

     6.  EXPENSES.  Borrower shall pay all costs, fees, and expenses paid or
     --  --------
incurred by Agent incident to this document, including, without limitation, the reasonable fees and expenses of Agent's special counsel in connection with the negotiation, preparation, delivery, and execution of this document and any related documents.

     7.  MISCELLANEOUS.  All references in the Loan Documents to the "Loan
     --  -------------
Agreement" refer to the Loan Agreement as amended by this document. This document is a "Loan Document" referred to in the Loan Agreement; therefore, the provisions relating to Loan Documents in Sections 1 and 12 are incorporated in this document by reference. Except as specifically amended and modified in this document, the Loan Agreement is unchanged and continues in full force and effect. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This document binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to Section 12.12.

THIS DOCUMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                    Remainder of page intentionally blank.
                            Signature page follows.

                                       2                         Tenth Amendment
                                                                 ---------------

     EXECUTED as of the date first stated in this Tenth Amendment to Amended and Restated Loan Agreement.

MATRIX FINANCIAL SERVICES  CORPORATION,                      BANK ONE, TEXAS, N.A., as Agent, as a Lender,
as Borrower                                                  and as Bank One

By /s/ George R. Bender                                      By /s/ Carol L. Whitley
   ------------------------------------                         ------------------------------------
   George R. Bender, President                                  Carol L. Whitley, Vice President


U.S. BANK NATIONAL ASSOCIATION, formerly                     RESIDENTIAL FUNDING CORPORATION, as a
Colorado National Bank, as a Lender                          Lender

By /s/ Susan Derber                                          By /s/ Mitchell K. Nomura
   ------------------------------------                         ------------------------------------
   Susan Derber, Senior Vice President                          Mitchell K. Nomura, Director


                             CONSENT AND AGREEMENT
                             ---------------------

     To induce Agent and Lenders to enter into this document, the undersigned
(a) consents and agrees to this document's execution and delivery, (b) ratifies and confirms that all guaranties, assurances, Liens, and subordinations granted, conveyed, or assigned to Agent and Lenders under the Loan Documents (as they may have been renewed, extended, and amended) are not released, diminished, impaired, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, secure, and subordinate other debt to the full payment and performance of all present and future Obligation, (c) agrees to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Agent or any Lender may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, Liens, and subordinations, (d) represents and warrants to Agent and Lenders that (i) the value of the consideration received and to be received by the undersigned in respect of those guaranties, assurances, Liens, and subordinations are reasonably worth at least as much as the related liability and obligation, (ii) that liability and obligation may reasonably be expected to directly or indirectly benefit the undersigned, and (iii) the undersigned is -- and after giving effect to those guaranties, assurances, Liens, subordinations, and the Loan Documents, in light of all existing facts and circumstances (including, without limitation, collateral for and other obligors in respect of the Obligation and various components of it and various rights of subrogation and contribution), the undersigned will be -- Solvent, and (e) waives notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to Agent, each Lender, and their successors and permitted assigns.
                                            MATRIX BANCORP, INC., as Guarantor


                                            By /s/ Guy A. Gibson
                                               -------------------------------
                                               Guy A. Gibson, Chief Executive
                                               Officer and President


                                Signature Page